Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury
Chief Financial and Portfolio Officer
(949) 718-4400

NHP INCREASES GUIDANCE AND REPORTS THIRD QUARTER FINANCIAL RESULTS

(NEWPORT BEACH, California, October 31, 2005)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced with its third quarter 2005 operating results an increase in its 2005 FFO guidance range excluding impairments, a loss on extinguishment of debt and a preferred stock redemption charge to between $1.82 per share and $1.83 per share from between $1.76 per share and $1.80 per share.

2005 THIRD QUARTER RESULTS

The following table presents selected financial results for the third quarter of 2005 and the nine months ended September 30, 2005 as compared to 2004. As used herein, “extinguishments” means the loss on extinguishment of debt and the preferred stock redemption charge.

SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

Three Months Ended September 30

Item	2005	2004	Change
Revenues	$56,835	$47,538	$9,297	19.6%
Net Income	$12,715	$21,947	$(9,232)	(42.1)%
Net Income Per Share	$0.12	$0.27	$(0.15)	(55.6)%
Diluted FFO	$22,626	$28,313	$(5,687)	(20.1)%
Diluted FFO Before Extinguishments	$34,048	$28,313	$5,735	20.3%
Diluted FFO Per Share	$0.33	$0.42	$(0.09)	(21.4)%
Diluted FFO Per Share Before Extinguishments	$0.47	$0.42	$0.05	11.9%

Nine Months Ended September 30
Item	2005	2004	Change
Revenues	$161,619	$133,192	$28,427	21.3%
Net Income	$46,058	$53,875	$(7,817)	(14.5)%
Net Income Per Share	$0.50	$0.70	$(0.20)	(28.6)%
Diluted FFO	$75,234	$79,364	$(4,130)	(5.2)%
Diluted FFO Before Impairments & Extinguishments	$98,842	$79,364	$19,478	24.5%
Diluted FFO Per Share	$1.12	$1.20	$(0.08)	(6.7)%
Diluted FFO Per Share Before Impairments & Extinguishments	$1.37	$1.20	$0.17	14.2%

Funds From Operation (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

Diluted FFO per share for the third quarter was $0.33. Prior to extinguishments (and including the add-back of dividends on our convertible preferred stock that are dilutive at this level of FFO), FFO before such charges was $34,048,000, or $0.47 per share. The results for the nine months ended September 30, 2005 also include impairments totaling $8,062,000 and a separation charge of $585,000. The results for the nine months ended September 30, 2004 included the impact of a $1,402,000 retirement charge.

This quarter we have expanded the information included in the supplementary analyst information section of this press release. In addition to the EBITDARM coverage we have historically provided, we have added coverages for both EBITDAR and EBITDAR minus capital expenditures. We have also added information on the source of our rent by payor type, information on our investment and revenues for our top five states and a breakdown of the expected revenue leakage during 2005 and 2006.

NEW INVESTMENTS

We have completed $230.7 million of investments during the first nine months of 2005 and announced the $171 million transaction described below that we expect to close in December, for a total of $401.7 million of closed and announced investments for 2005. During the third quarter we completed the following $16.2 million of investments:

•	Skilled Nursing: $13.6 million ($24,000 per bed) for two skilled nursing facilities (one of which is a mortgage and the other was added to an existing master lease) with a blended initial yield of 10.2%. The lease has estimated CPI-based increases of 2.5% and the loan has fixed increases of 2.0%.

•	Other: $2.6 million for capital expenditures which will yield rent and annual increases at varying rates.

On October 6, 2005, we announced that we have entered into a definitive agreement to acquire from, and triple-net master leaseback to, Senior Residential Care and Wingate Healthcare 13 skilled nursing facilities and one assisted living facility in Massachusetts and New York for approximately $171 million ($92,000 per bed). The initial lease rate for these 14-year old (average) facilities will be 8.5% with annual CPI-based increases averaging 2.15% over the 14-year initial term, representing going in estimated rent coverages of almost 1.9x and 1.4x before and after, respectively, management fees and capital expenditure reserves. The transaction is expected to close in December 2005 subject to customary closing conditions and lender approvals, including completion by HUD of its processing of the assumption by NHP of about $100 million of secured debt at a 7% blended rate, of which we currently intend to prepay without penalty $43 million in 2006 and $26 million in 2007.

2005 FINANCING TRANSACTIONS

•	On October 20, 2005 we closed on our new $700 million senior unsecured credit facility that includes both a $600 million revolving facility with a three year maturity and an option on our part to extend for one year and a $100 million term loan with a five year maturity. This credit facility replaces our existing $400 million senior unsecured revolving credit facility due to mature in April 2007. At closing, our current investment grade credit ratings will provide for all-in drawn pricing of 110 basis points over LIBOR on the revolving facility and the term loan, an improvement of 27.5 basis points over the existing facility.

•

On August 24, 2005, we announced the results of a tender offer that resulted in the repurchase of $131,775,000 of our senior unsecured notes with interest rates ranging between 7.06% and 9.75% and maturities ranging from November 2006 to March 2009. The repurchase resulted in a loss of $8,565,000 on the extinguishment of debt.

•	In August we also repurchased 99,515 shares of our 7.677% Series A Cumulative Preferred Step-Up REIT Securities that pay dividends at a rate of 7.677% through September 2012 and at a rate of 9.677% thereafter. This repurchase resulted in a charge of $795,000.

•	While both of the above transactions were funded by draws on our unsecured revolving credit facility, the true source of the funds to finance the repurchases was the issuance on May 18, 2005, of $250 million of 6.0% senior unsecured notes maturing on May 20, 2015, that resulted in net proceeds of $242.8 million.

2005 OVERVIEW

“We are pleased with our nine month 2005 revenue growth of 21.3% and increase in FFO before impairments and extinguishments of 24.5% over the same period in 2004, and these improvements have allowed us to increase our guidance yet again,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “We believe the financing transactions described above will improve our operating results over the coming years. And we are also very excited about the $171 million transaction we expect to close in December.”

2005 GUIDANCE

We have modified our 2005 FFO guidance range excluding impairments and extinguishments to reflect the acquisitions and financings completed to date. We are increasing our guidance range for FFO before impairments and extinguishments to between $1.82 per share and $1.83 per share from between $1.76 per share and $1.80 per share. This increase is due to tenants exercising fewer purchase options to date than expected, the senior note extinguishment and preferred stock redemption described above and $16.2 million of closed investments and the announcement of an additional $171 million of investments expected to close in December since we provided our guidance update in August. We believe it is likely that purchase options that have not been exercised to date may be exercised later this year or in the future. A reconciliation between net income, FFO and FFO before impairments and extinguishments on a per share basis for guidance purposes is included in the accompanying financial data.

Although management has reiterated its commitment to continue accretive acquisitions in 2005, this guidance incorporates no results from acquisitions besides the $230.7 million of acquisitions completed during the first three quarters and the $171 million transaction announced in October that is expected to close in December, nor does it incorporate the impact of any future capital transactions or any future impairments that might arise. This guidance does incorporate the sale of three assets with net proceeds of $17.8 million in October and assumes asset sales and mortgage loan receivable prepayments during the remainder of the year in a range of $12 million to $29 million. A breakdown of the expected revenue leakage during 2005 and 2006 is included at the end of the supplementary analyst information section of this press release.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast later today at 1:30 p.m. PST in order to present the Company’s performance and operating results for the quarter ended September 30, 2005. The conference call is accessible by dialing (877) 356-5705 and referencing conference ID number 1357649 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 4:30 p.m. PST that day until midnight Monday, November 14, 2005. Callers can access the replay by dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 1357649. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company has investments in 425 facilities in 39 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

###

Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on February 24, 2005.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

SEPTEMBER 30, 2005

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenues:
Rental income	$54,336	$44,505	$154,150	$123,751
Interest and other income	2,499	3,033	7,469	9,441

	56,835	47,538	161,619	133,192
Expenses:
Interest & amortization of deferred financing costs	17,886	14,239	49,506	41,507
Depreciation and amortization	14,674	12,181	41,808	34,059
General and administrative	3,428	2,825	10,542	10,040
Impairment of assets	—	—	310	—
Loss on extinguishment of debt	8,565	—	8,565	—

	44,553	29,245	110,731	85,606

Income before unconsolidated entity	12,282	18,293	50,888	47,586
Income from unconsolidated joint venture	—	538	689	1,468

Income from continuing operations	12,282	18,831	51,577	49,054
Discontinued operations
Gain on sale of facilities	54	2,208	87	2,004
Income/(loss) from discontinued operations	379	908	(5,606)	2,817

	433	3,116	(5,519)	4,821

Net income	12,715	21,947	46,058	53,875
Preferred stock dividends	(3,868)	(3,981)	(11,831)	(7,820)
Preferred stock redemption charge	(795)	—	(795)	—

Income available to common stockholders	$8,052	$17,966	$33,432	$46,055

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.11	$0.22	$0.58	$0.63
Discontinued operations	$0.01	$0.05	$(0.08)	$0.07

Net income	$0.12	$0.27	$0.50	$0.70

Weighted average shares outstanding	67,623	66,628	67,339	65,997

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

SEPTEMBER 30, 2005

(IN THOUSANDS)

	September 2005	December 31, 2004
ASSETS
Investments in real estate:
Real estate properties
Land	$209,739	$187,666
Buildings and improvements	1,857,538	1,665,290

	2,067,277	1,852,956
Less accumulated depreciation	(338,399)	(303,766)

	1,728,878	1,549,190
Mortgage loans receivable, net	87,507	75,453
Investment in unconsolidated joint venture	—	12,747

	1,816,385	1,637,390
Cash and cash equivalents	12,723	8,473
Receivables	5,055	7,470
Assets held for sale	17,190	3,050
Other assets	54,191	53,728

	$1,905,544	$1,710,111

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank borrowings	$257,000	$186,000
Senior notes due 2006 - 2038	570,225	470,000
Notes and bonds payable	238,732	187,409
Accounts payable and accrued liabilities	59,627	50,876

Total liabilities	1,125,584	894,285
Stockholders’ equity:
Series A Preferred Stock	90,049	100,000
Series B Preferred Stock	106,450	106,450
Common stock	6,756	6,681
Capital in excess of par value	882,951	868,091
Cumulative net income	854,833	808,775
Cumulative dividends	(1,161,079)	(1,074,171)

Total stockholders’ equity	779,960	815,826

	$1,905,544	$1,710,111

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2005

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Net income	$12,715	$21,947	$46,058	$53,875
Preferred stock dividends	(3,868)	(3,981)	(11,831)	(7,820)
Preferred stock redemption charge	(795)	—	(795)	—
Real estate related depreciation and amortization	14,628	12,367	41,973	34,676
Depreciation in income from joint venture	—	188	246	560
Gain on sale of facilities	(54)	(2,208)	(87)	(2,004)
(Gain)/loss on sale of facility from joint venture	—	—	(330)	77

Funds From Operations (“FFO”) available to common stockholders (1)	22,626	28,313	75,234	79,364
Series B Preferred dividend add-back	2,062	—	6,186	—

Diluted FFO	24,688	28,313	81,420	79,364
Impairments	—	—	8,062	—
Loss on extinguishment of debt	8,565	—	8,565	—
Preferred stock redemption charge	795	—	795	—

Diluted FFO before impairments and extinguishments	34,048	28,313	98,842	79,364

Weighted average shares outstanding	67,623	66,628	67,339	65,997
Series B Preferred Stock add-back	4,681	—	4,681	—

Diluted weighted average shares outstanding	72,304	66,628	72,020	65,997

Basic/diluted per share amounts:
FFO	$0.33	$0.42	$1.12	$1.20

FFO before impairments and extinguishments	$0.47	$0.42	$1.37	$1.20

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts’ definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity).

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2005

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP	96%
MORTGAGE LOANS RECEIVABLE	4%

100%

ASSISTED AND INDEPENDENT LIVING FACILITIES	58%
SKILLED NURSING FACILITIES	34%
CONTINUING CARE RETIREMENT COMMUNITIES	5%
OTHER	3%

100%

OWNED FACILITIES

	FACILITIES	INVESTMENT
ASSISTED & IND LIVING FACILITIES	214	$1,242,816,000	$79,302	PER UNIT
SKILLED NURSING FACILITIES	179	680,573,000	$33,615	PER BED
CONTINUING CARE RETIREMENT COM	6	76,750,000	$65,208	PER BED/UNIT
SPECIALTY HOSPITALS	7	67,138,000	$221,578	PER BED

	406	$2,067,277,000

MORTGAGE LOANS RECEIVABLE

	FACILITIES	LOAN VALUE
SKILLED NURSING FACILITIES	15	$59,738,000	$25,883	PER BED
ASSISTED & IND LIVING FACILITIES	1	8,500,000	$67,460	PER UNIT
CONTINUING CARE RETIREMENT COM	1	19,269,000	$45,021	PER BED/UNIT

	17	$87,507,000

PORTFOLIO STATISTICS

	2005		2004		2003
RENT COVERAGE
EBITDARM
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.4	x	1.3	x	1.3	x
SKILLED NURSING FACILITIES	2.2	x	1.9	x	1.7	x
CONTINUING CARE RETIREMENT COMMUNITIES	1.5	x	1.6	x	1.6	x

EBITDAR
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.2	x
SKILLED NURSING FACILITIES	1.5	x
CONTINUING CARE RETIREMENT COMMUNITIES	1.2	x

EBITDAR MINUS CAPEX
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.1	x
SKILLED NURSING FACILITIES	1.4	x
CONTINUING CARE RETIREMENT COMMUNITIES	1.1	x

OCCUPANCY

ASSISTED AND INDEPENDENT LIVING FACILITIES	88%	89%	88%
SKILLED NURSING FACILITIES	80%	80%	82%
CONTINUING CARE RETIREMENT COMMUNITIES	89%	89%	89%

	2005	2004	2003
PERCENT PRIVATE PAY AND MEDICARE
ASSISTED AND INDEPENDENT LIVING FACILITIES	100%	100%	100%
SKILLED NURSING FACILITIES	44%	34%	31%
CONTINUING CARE RETIREMENT COMMUNITIES	71%
TOTAL PORTFOLIO	78%

NHP RENT BY PAYMENT SOURCE
MEDICAID	22%
MEDICARE	14%
PRIVATE AND OTHER	64%

AVERAGE AGE OF FACILITY IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	10
SKILLED NURSING FACILITIES	30
CONTINUING CARE RETIREMENT COMMUNITIES	27

AVERAGE REMAINING LEASE TERM IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	13
SKILLED NURSING FACILITIES	8
CONTINUING CARE RETIREMENT COMMUNITIES	11

INVESTMENT BY OPERATOR

(excluding five assets held for sale)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
ALTERRA HEALTHCARE CORPORATION	100	$344,285,000	16%	16%
AMERICAN RETIREMENT CORPORATION*	16	185,524,000	9%	9%
EMERITUS CORPORATION*	23	179,467,000	8%	7%
ATRIA SENIOR LIVING GROUP	17	124,583,000	6%	8%
LAUREATE GROUP	8	105,921,000	5%	4%
BEVERLY ENTERPRISES, INC.*	28	100,113,000	5%	6%
EPOCH SENIOR LIVING, INC.	10	95,359,000	4%	4%
COMPLETE CARE SERVICES	37	87,044,000	4%	4%
SENIOR SERVICES OF AMERICA	10	67,783,000	3%	2%
AMERICAN SENIOR LIVING	10	58,888,000	3%	3%
NEXION HEALTH MANAGEMENT, INC.	17	50,182,000	2%	3%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	3%
LIFE CARE CENTERS OF AMERICA, INC.	7	43,428,000	2%	2%
THE NEWTON GROUP, LLC	4	42,422,000	2%	2%
LIBERTY HEALTHCARE	11	41,420,000	2%	2%
OTHER - PUBLIC COMPANIES	14	45,718,000	2%	3%
OTHER	109	537,002,000	25%	22%

	423	$2,154,784,000	100%	100%

*	PUBLIC COMPANY

TOP FIVE STATES INVESTMENT AND REVENUE

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES	MEDICAID AS A PERCENTAGE OF REVENUES
TEXAS	88	$303,176,000	14%	15%	6%
CALIFORNIA	28	$193,475,000	9%	12%	2%
FLORIDA	34	$186,265,000	9%	8%	3%
MASSACHUSETTS	19	$159,427,000	7%	7%	3%
WISCONSIN	23	$153,004,000	7%	5%	1%

SECURITY DEPOSITS
BANK LETTERS OF CREDIT			$37,592,000
CASH DEPOSITS			19,815,000

			$57,407,000

CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT (MATURES 4/07)			$257,000,000	12%
SENIOR DEBT			808,957,000	37%
EQUITY (UNDEPRECIATED BOOK BASIS)			1,118,359,000	51%

			$2,184,316,000

DEBT COMPOSITION

			AMOUNT		WEIGHTED RATE
FIXED RATE			$785,647,000		6.7%
FLOATING RATE			$23,310,000		2.8%
FLOATING RATE REVOLVING BANK LINE OF CREDIT			$257,000,000	6.75% Prime/4.95% LIBOR

CURRENT QUARTER INVESTMENTS

		FACILITIES	INVESTMENT
SKILLED NURSING FACILITIES		2	$13,623,000	$24,069	PER BED
CAPITAL EXPENDITURES		—	2,626,000

		2	$16,249,000

CURRENT YEAR INVESTMENTS
SKILLED NURSING FACILITIES		16	$70,367,000	$37,094	PER BED
ASSISTED & IND LIVING FACILITIES		50	151,010,000	$93,737	PER UNIT
FACILITY SWAP		—	1,500,000
EARNOUT		—	1,400,000
CAPITAL EXPENDITURES		—	6,471,000

		66	$230,748,000

SENIOR NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q4 2006	32,725,000		7.4%
Q1 2007	5,000,000		7.4%
Q2 2007	12,000,000		7.3%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	10,000,000		6.7%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	32,000,000		7.8%
2010	—		—
2011	—		—
2012	100,000,000		8.3%
THEREAFTER	250,000,000		6.0%

	$570,225,000		6.9%

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.

(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.

(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
2007	714,000	5.9%
2010	69,480,000	6.0%
2011	5,833,000	7.7%
2012	34,503,000	7.6%
2013	42,931,000	6.0%
2014	—	—
THEREAFTER	85,271,000	5.4%

	$238,732,000	6.0%

LEASE EXPIRATIONS

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2006	6,157,000	15
2007	4,603,000	11
2008	3,275,000	6
2009	3,148,000	8
2010	14,117,000	29
2011	6,606,000	22
2012	16,708,000	18
2013	17,192,000	31
2014	25,661,000	33
THEREAFTER	105,498,000	233

	$202,965,000	406

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2005	222,000	—
2006	5,467,000	2
2007	9,224,000	1
2008	5,588,000	1
2009	889,000	—
2010	1,035,000	—
2011	5,024,000	2
2012	1,254,000	—
2013	9,884,000	—
2014	1,529,000	—
THEREAFTER	47,540,000	11

	$87,656,000	17

RECONCILIATION OF 2005 NET INCOME GUIDANCE TO 2005 FFO GUIDANCE

	LOW	HIGH
NET INCOME	$1.05	$1.01
LESS: PREFERRED DIVIDENDS	(0.11)	(0.11)
REAL ESTATE RELATED DEPRECIATION AND AMORTIZATION	0.78	0.79
LESS: GAINS ON SALE	(0.08)	(0.04)
DILUTION FROM CONVERTIBLE PREFERRED STOCK	(0.07)	(0.07)

FUNDS FROM OPERATIONS	1.57	1.58

IMPAIRMENT OF ASSETS	0.11	0.11
EXTINGUISHMENTS	0.14	0.14

FFO BEFORE IMPAIRMENTS AND EXTINGUISHMENTS	$1.82	$1.83

2005 AND 2006 EXPECTED LEAKAGE

	PROCEEDS	GAIN	RENT LOSS
2005 LEAKAGE
2005 PURCHASE OPTIONS - EXERCISED	412,000	184,000	41,000
2005 PURCHASE OPTIONS - CERTAIN	22,600,000	7,009,000	498,000
MORTGAGE LOAN PAYOFFS	5,113,000		81,000

TOTAL 2005 LEAKAGE	28,125,000	7,193,000	620,000

2006 LEAKAGE
2005 PURCHASE OPTIONS			2,700,000
2006 PURCHASE OPTIONS - CERTAIN	27,186,000	11,216,000	1,958,000
2006 PURCHASE OPTIONS - HIGH	25,498,000	2,372,000	2,907,000
MORTGAGE LOAN PAYOFFS			645,000
ASSET RECYCLING	23,465,000	2,759,000	2,714,000
LEASE RENEWALS			1,038,000

TOTAL 2006 LEAKAGE	76,149,000	16,347,000	11,962,000